                                                                   Exhibit 10.15

            Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                  FIRST AMENDMENT TO THE COOPERATIVE AGREEMENT
                           (signed February 19, 1999)

         THIS FIRST AMENDMENT AGREEMENT is entered into in Montpellier and takes effect on May 17, 2001.

         It is entered into and applies to: NOVIRIO SARL, a private corporation located at Immeuble "La Vigie," 170 Rue Leon Blum, 34000, Montpellier ("NOVIRIO"), Le Centre National de la Recherche Scientifique, located at 3 Rue Michel-Ange 75794, Paris, Cedex 16 ("CNRS"), and L'Universite Montpellier II, located at 2 Place Eugene Bataillon 34095, Montpellier, Cedex 5 ("UMII").

         WHEREAS, NOVIRIO, CNRS and UMII are parties to a certain Cooperative Agreement dated as of January 4, 1999 (the "Cooperative Agreement"), pursuant to which the parties have established a Cooperative Laboratory; and

         WHEREAS, the parties hereto wish to make certain modifications to the Cooperative Agreement as provided for herein;

         RECOGNIZING the role and value of each of the Parties to provide these modifications, the Parties agree on the following:

1. Article 1 "Purpose of the Agreement" is hereby amended by changing the name of the grouping formed by the research program and the resources relating thereto to "Cooperative Laboratory for research [**]."

2. As used in the Cooperative Agreement, the term "Research Field" shall hereafter be defined as: "research directly or indirectly relating to the discovery and development of [**] including but not limited to research and development of procedures, as well as tests and methods related thereto."

3. Article 3.2 of the Cooperative Agreement "Location" is hereby deleted in its entirety and amended as follows:

         "The Cooperative Laboratory is located in premises provided by the UMII and such premises constitute certain of the resources the UMII is providing to the Cooperative Laboratory."


4. Section 5.1 captioned "Steering Committee - Composition" is hereby deleted in it entirety and amended as follows:

         The Steering Committee of the Cooperative Laboratory will consist of two representatives from each Party and other invited members. The Steering Committee is made up as follows:

         For Novirio Laboratories:
         Mr. Jean-Marc Allaire, Senior Director European Operations
         Mr. Jean-Pierre Sommadossi, Chairman & CEO of Novirio Laboratories; or their representatives

         For the CNRS:
         Mr. Gilles Gosselin, Director of the Joint research unit (UMR) and Research Director at the CNRS
         The Director of the Department of Chemistry at the CNRS; or their representatives

         For the University:
         Mr. Jean-Louis Imbach, Professor at the Universite Montpellier II The President of the Universite Montpellier II, or their representatives.

         Effective as of October 1, 2001, the Steering Committee of the Cooperative Laboratory will be comprised of two representatives from each Party, one independent member, and of invited members. The Steering Committee is made up as follows:

         For Novirio Laboratories:
         Mr. Jean-Marc Allaire, Senior Director European Operations
         Mr. Jean-Pierre Sommadossi, Chairman & CEO of Novirio Laboratories; or their representatives
         Mr. Jean-Louis Imbach, Professor Emeritus, consultant for Novirio

         For the CNRS:
         Mr. Gilles Gosselin, Director of the Joint research unit (UMR) and Research Director at the CNRS
         The Director of the Department of Chemistry at the CNRS; or their representatives

         For the University:
         Mr. Christian Perigaud, "Conference Masterat the Universite Montpellier II
         The President of the Universite Montpellier II, or their representatives.


         In agreement with the other Parties, each Party can invite a person who is renowned for his/her proficiency in the Research Field to join the Steering

         Committee. This person will participate in the Steering Committee's meetings in an advisory capacity.

         Mr. Jean-Louis Imbach will chair the Steering Committee.

5. Article 6 of the Cooperative Agreement is hereby amended by inserting the following sentence at the conclusion of the first paragraph:

              "The parties agree that up to [**] Novirio employees may be assigned to and take part in the activities of the Cooperative Laboratory at the facilities provided to the Cooperative Laboratory by UMII." The other paragraphs of Article 6 remain unchanged.

6. Article 10 captioned "Exploitation of Results" is hereby amended by deleting in its entirety the first paragraph thereunder and inserting in place thereof the following:

              For the purpose of this Agreement, products and therapeutic procedures for [**] created in the Research Field are defined and classed as the Exploitation Field.

7. Article 12 captioned "Duration - Renewal - Cancellation" is hereby amended by deleting in its entirety the first paragraph thereunder and inserting in place thereof the following:

         The initial term of the Cooperative Agreement shall be extended by four additional years to terminate on January 1, 2007. In addition to annual meetings of the Steering Committee, an overall assessment at mid-term will be prepared in 2003 by the Steering Committee in order to define the terms of the direction of the cooperative with respect to scientific objectives and resources. The agreement can be renewed by amendment. Such renewal will be decided during a Steering Committee meeting one year before the term of the Cooperative Agreement. The other paragraphs of Article 12 remain unchanged.

8. Annex 1 "Research Program" shall be deleted in its entirety and replaced by Annex 1 attached hereto.

9. Annex 2 "Resources of the Cooperative Laboratory" of the Cooperative Agreement shall be deleted in its entirety and replaced by Annex 2 attached hereto.

10. Other than as expressly provided for herein, the parties hereto agree that the terms and provisions of the Cooperative Agreement remain in full force and effect.

Executed in triplicate.

NOVIRIO SARL                            LE CENTRE NATIONAL DE LA RECHERCHE
                                        SCIENTIFIQUE

By: /s/ JEAN-MARC ALLAIRE               By:  /s/ MICHEL RETOURNA
---------------------------------       ----------------------------------------
Title: DIRECTOR, EUROPE                 Title: REGIONAL DELEGATE
---------------------------------       ----------------------------------------



L'UNIVERSITE MONTPELLIER II


By: /s/ J.L. CUQ
----------------------------------
Title: VP, SCIENTIFIC COUNSEL
----------------------------------

ANNEX 1

                           SCIENTIFIC RESEARCH PROGRAM


The objective of the Scientific Research Program is to discover [**].

These new chemical compounds will have to be tested in order to define their potential activity against viral infections, viruses such as [**] and other viruses or micro-organisms, which can cause disabling infections in humans and compromise the vital prognosis.

The research program will consider the [**] as well as [**].

Furthermore, there are plans to include in this program the [**], which could [**].

Finally, this program will bring together an activity dedicated to enzymology in order to study the activity and the specificity of new molecules and their phosphorylated derivatives with regard to viral and cellular enzymes.

There are plans to produce [**].

[**] plans are made to[**].

In these conditions, and only for the selected compounds, research into improving the [**] will be initiated.

                                     ANNEX 2

                     RESOURCES OF THE COOPERATIVE LABORATORY

1 - PERSONNEL

1.1 WORK FORCE

CONTRIBUTION BY THE CNRS:
A part-time Research Director - Dr. G. Gosselin
A part-time administrative technician, - Mrs. MC Bergogne
Starting in October 2000 and for a period of 3 years, a scholarship Doctor Engineer co-financed by Novirio

CONTRIBUTION BY THE UMII:
A part-time Professor until October 2001,  - Prof. JL Imbach
After October 2001, a  part time Conference Master: Dr. Christian Perigaud

CONTRIBUTION BY NOVIRIO:
[**] research engineers, four laboratory technicians and one scholarship Doctor Engineer co-financed by the CNRS.

In total, the contribution of Novirio, in research personnel, can go up to [**] people.

1.2 PERSONNEL COST BASE

The cost basis for CNRS personnel is determined at the real salary cost (including Doctoral Student Fellowship ("BDI")) without including related administration costs.

The cost basis for University personnel corresponds to the average cost of the corresponding categories.

The cost bases for the NOVIRIO Laboratories personnel are determined based on the real cost of the employed personnel, including the administrative costs related to the personnel, whose activity is devoted entirely to implementing the Research Program.

2 - FACILITIES

The facilities are provided by the Universite Montpellier II. The COOPERATIVE LABORATORY has at its disposal a surface area of at least 200 m2 located on the fourth floor of building 17, the chemistry annex and a surface area of at least 170 m2 located on the ground floor of building 19.

The facilities are in great need of renovations and must be adapted to meet conformity standards. The costs of this undertaking will be borne entirely by NOVIRIO.

The infrastructure costs of the COOPERATIVE LABORATORY are determined based on the average cost per square meter of the University research facilities, evaluated by the University for the 2000 fiscal year. Those costs are borne entirely by the UMII, in the context of its contribution to the COOPERATIVE LABORATORY and in consideration of the renovation work financed by NOVIRIO.

3 - SCIENTIFIC EQUIPMENT AND OPERATIONS

The scientific equipment required for carrying out the Research Program will be provided by NOVIRIO who will retain ownership.

The operating costs of the COOPERATIVE LABORATORY (consumable goods, mission costs) will be borne entirely by NOVIRIO. The budget corresponding to the cost for consumable goods will be managed by the Universite Montpellier II.

Each year, NOVIRIO will deliver to the UMII, a sum corresponding to the estimated annual cost before taxes of the consumable goods, to which the applicable VAT rate is added, upon the condition that the research program defined in Annex 1 is carried out (1.3 and 2.3 of chart 1).
[**]% of this sum will be paid during the [**] month of the year and will be followed by successive adjustments during the year depending on expenses.


The sums will be deposited by NOVIRIO into an account opened in the name of the University Accounting Officer under the account CCP-MONTPELLIER. No. 20041-01009-0523466F030-30.

COOPERATIVE LABORATORY, DISTRIBUTION OF RESOURCES

------------------------------------------------------------------------------------------------------------------------------------
  Financing      Nature of costs           1999                2000               2001                 2002               TOTAL
Organization                        (in KF before tax)  (in KF before tax)  (in KF before tax)  (in KF before tax)     (Before tax)
------------------------------------------------------------------------------------------------------------------------------------
                                      Budget    REAL     Budget**  REAL      Budget   REAL       Budget**  REAL       Budget  REAL
------------------------------------------------------------------------------------------------------------------------------------
                    Personnel
------------------------------------------------------------------------------------------------------------------------------------
[**]             [**]                   [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]             [**]                   [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]             [**]                   [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
                    Facilities
------------------------------------------------------------------------------------------------------------------------------------
[**]             Infrastructure
                 costs                  [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]             Renovation of          [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
                 reception
                 facilities
------------------------------------------------------------------------------------------------------------------------------------
[**]             Renovation and         [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
                 changes to meet
                 conformity
                 standards
------------------------------------------------------------------------------------------------------------------------------------
                    Scientific
                    Environment
------------------------------------------------------------------------------------------------------------------------------------
[**]             Equipment              [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]             Consumable goods       [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]             Patents                [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**]             Mission costs          [**]    [**]       [**]    [**]       [**]                 [**]                [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[**] Sub-total                          [**]    [**]       [**]    [**]       [**]     [**]        [**]    [**]        [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**] Sub-total                          [**]    [**]       [**]    [**]       [**]     [**]        [**]    [**]        [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
[**] Sub-total                          [**]    [**]       [**]    [**]       [**]     [**]        [**]    [**]        [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   [**]    [**]       [**]    [**]       [**]     [**]        [**]    [**]        [**]   [**]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      ** revision on 01/30/2001